Exhibit 99.1

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”) dated as of September 25, 2020, is made by and among RPC, INC., a Delaware corporation (the “Borrower”), the Subsidiary Loan Parties party hereto and BANK OF AMERICA, N.A., a United States national banking association, in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”) and as Swing Line Lender and L/C Issuer, each of the Lenders under such Credit Agreement signatory hereto, and each of the Subsidiary Loan Parties (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the Lenders have entered into that certain Credit Agreement dated as of August 31, 2010 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of June 16, 2011, as further amended by that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Subsidiary Guaranty Agreement dated as of January 17, 2014, as further amended by that certain Amendment No. 3 to Credit Agreement dated as of June 30, 2016, as further amended by that certain Amendment No. 4 to Credit Agreement dated as of July 26, 2018, as hereby amended and as further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility, including a letter of credit facility and a swing line facility; and

WHEREAS, each of the Subsidiary Loan Parties has entered into a Subsidiary Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents;

WHEREAS, the Borrower and the Subsidiary Loan Parties have entered into the Security Agreement securing the Obligations under the Credit Agreement and other Loan Documents; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Amendment.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)           The definitions below are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order or amended to read as set forth below, as applicable :

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Amendment No. 5 Effectiveness Date” means September 25, 2020.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Covered Entity” has the meaning specified in Section 10.23(b).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

(b)           The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Rate” means the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.01(c):

Applicable Rate

Pricing Level	Consolidated Leverage Ratio	Commitment Fee	Eurodollar Rate + –––––––––– Letters of Credit	Base Rate +
1	< 0.50:1	0.200%	1.500%	0.500%
2	> 0.50:1 but < 1.00:1	0.225%	1.750%	0.750%
3	> 1.00:1 but < 1.50:1	0.250%	2.000%	1.000%
4	> 1.50:1 but < 2.00:1	0.275%	2.250%	1.250%
5	> 2.00:1	0.300%	2.500%	1.500%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.01(c); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered. The Applicable Rate in effect from the Amendment No. 5 Effectiveness Date through the first Business Day immediately following the date the Compliance Certificate is delivered for the Fiscal Quarter ending September 30, 2020 shall be determined based upon Pricing Level 1, provided that, if such Compliance Certificate is not delivered when due, Pricing Level 5 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).

(c)           Section 1.02 of the Credit Agreement is hereby amended to add clause (d) set forth below at the end thereof:

(d)         Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

(d)           Section 5.18 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

5.18        Affected Financial Institutions. No Loan Party is an Affected Financial Institution.

(e)           Article V of the Credit Agreement is hereby amended to add Section 5.21 set forth below to the end thereof:

5.21        Covered Entities. No Loan Party is a Covered Entity.

(f)            Section 7.15(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)        Minimum Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time during a Consolidated EBITDA < $50 Million Test Period to be less than $400,000,000.

(g)           Section 10.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

10.21      Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)           the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and

(b)           the effects of any Bail-In Action on any such liability, including, if applicable:

(i)            a reduction in full or in part or cancellation of any such liability;

(ii)           a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)          the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any applicable Resolution Authority.

(h)           Article X of the Credit Agreement is hereby amended to add Section 10.23 set forth below to the end thereof:

10.23      Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)           In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)           As used in this Section 10.23, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

(i)            Schedule 2.01 of the Credit Agreement is hereby amended in its entirety by replacing such Schedule with Schedule 2.01 attached hereto.

(j)            Exhibit D of the Credit Agreement is hereby amended in its entirety by replacing such Exhibit with Exhibit D attached hereto.

(k)           The parties hereto acknowledge and agree that upon effectiveness of the amendments set forth herein (the “Amendment No. 5 Effective Date”), the Commitments are redistributed in accordance with Schedule 2.01 hereof without need for further assignment documentation (and without the payment of any related assignment fee) and the outstanding amount of the Loans (the “Outstanding Loans”) (without giving effect to any advances of Loans under the Credit Agreement on the date hereof, but after giving effect to any repayment or reduction thereof) shall be reallocated in accordance with such Commitments. On the Amendment No. 5 Effective Date, the Borrower and the Lenders shall make full cash settlement with one another with respect to the Outstanding Loans and Commitments, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all assignments, reallocations and other changes in Commitments, such that after giving effect to such settlements the Commitments of each Lender as of the date hereof shall be as set forth on Schedule 2.01 attached hereto.

2.             Effectiveness; Conditions Precedent. The effectiveness of this Amendment and the effectiveness of the amendments to the Credit Agreement attached hereto as herein provided are subject to the satisfaction of the following conditions precedent:

(a)           the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i)            counterparts of this Amendment duly executed by the Borrower, each Subsidiary Loan Party, Lenders constituting Required Lenders, the L/C Issuers, the Swing Line Lender and the Administrative Agent;

(ii)           a certificate for each Loan Party certifying the name, title and true signature of each Responsible Officer of the applicable Loan Party, that there have been no changes, amendments or modifications to the articles or certificate of incorporation, certificate of organization or limited partnership, or other registered organizational documents of the applicable Loan Party (or certification as to such amended or altered organization documents), or the bylaws, or partnership agreement or limited liability company agreement of the applicable Loan Party delivered by the Borrower to the Administrative Agent on or prior to the date hereof and attaching a certificate of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of the applicable Loan Party and resolutions of the board of directors or other equivalent governing body of each Loan Party authorizing the execution, delivery and performance of the Amendment; and

(iii)          (A) upon the reasonable request of any Lender made at least ten (10) days prior to the date hereof, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least five (5) days prior to the date hereof; and (B) at least five (5) days prior to the date hereof, if the Borrower constitutes a “legal entity customer” under the Beneficial Ownership Regulation it shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to the Borrower.

(b)           All other reasonable documented fees and expenses incurred or payable in connection with the execution and delivery of this Amendment (including the reasonable fees and expenses of counsel to the Administrative Agent to the extent due and payable under Section 10.04 of the Credit Agreement) shall have been paid in full to the extent that an invoice for such fees and expenses has been presented to the Borrower no later than one Business Day prior to the date hereof.

Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment No. 5 Effective Date specifying its objection thereto.

3.             Consent of the Loan Parties. Each Subsidiary Loan Party hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty Agreement to which such Subsidiary Loan Party is a party (including without limitation the continuation of such Subsidiary Loan Party’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement, the amendments contemplated hereby and Cudd Pumping Services, Inc. hereby confirms its status as a “Subsidiary Loan Party” regardless of the listing of its name on the initial signature page thereto as Cudd Pumping, Inc. and agrees to be bound by all obligations of a “Subsidiary Loan Party” thereunder) and the enforceability of such Subsidiary Guaranty Agreement against such Subsidiary Loan Party in accordance with its terms. Each Loan Party hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Security Agreement to which such Loan Party is a party (including without limitation the continuation of each Lien thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of the Security Agreement against such Loan Party in accordance with its terms.

4.             Representations and Warranties. In order to induce the Lenders party hereto to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a)           The representations and warranties made by or with respect to each Loan Party in Article V of the Credit Agreement, as amended and in each of the other Loan Documents to which such Loan Party is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date and except that for purposes of this Section 5, the representations and warranties contained in Section 5.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b)           The Persons appearing as Subsidiary Loan Parties on the signature pages to this Agreement constitute all Persons who are required to be Subsidiary Loan Parties pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Material Domestic Subsidiaries or were otherwise required to become Subsidiary Loan Parties after the Closing Date, and each such Person has executed and delivered a Subsidiary Guaranty Joinder Agreement;

(c)           This Agreement has been duly authorized, executed and delivered by the Borrower and Subsidiary Loan Parties party hereto and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity; and

(d)           No Default or Event of Default has occurred and is continuing immediately after the effectiveness of this Agreement.

5.             Entire Agreement. This Amendment, together with the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 10.01 of the Credit Agreement.

6.             Full Force and Effect of Credit Agreement. After giving effect to this Amendment and the amendments contained herein, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

7.             Counterparts and Effectiveness. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper copy of this Amendment which has been converted into electronic form (such as scanned into PDF format), or an electronically signed copy of this Amendment converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; and upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

8.             Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Georgia applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

9.             Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.           References. Upon the effectiveness of this Amendment, all references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended and modified hereby and as further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

11.           Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Subsidiary Loan Parties and Lenders, and their respective successors, legal representatives and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement or Section 18 of the Subsidiary Guaranty Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

RPC, INC.

By:	/s/ Richard A. Hubbell
Name:	Richard A. Hubbell
Title:	President & CEO

SUBSIDIARY LOAN PARTIES:

BRONCO OILFIELD SERVICES, INC., a Delaware corporation
CUDD PRESSURE CONTROL, INC., a Delaware corporation
CUDD PUMPING SERVICES, INC., a Delaware corporation
PATTERSON SERVICES, INC., a Delaware corporation
THRU TUBING SOLUTIONS, INC., a Delaware corporation

By:	/s/ Richard A. Hubbell
Name:	Richard A. Hubbell
Title:	President

AMENDMENT NO. 5 TO CREDIT AGREEMENT

(RPC, Inc.)

Signature Page

BANK OF AMERICA, N.A.,as Administrative Agent

By:	/s/ Lee F. Booth
Name:	Lee F. Booth
Title:	Assistant Vice President

AMENDMENT NO. 5 TO CREDIT AGREEMENT

(RPC, Inc.)

Signature Page

BANK OF AMERICA, N.A., as a Leder, as a Swing Line Lender and as L/C Issuer

By:	/s/ Charles Hart
Name:	Charles Hart
Title:	Senior Vice President

AMENDMENT NO. 5 TO CREDIT AGREEMENT

(RPC, Inc.)

Signature Page

TRUIST BANK (successor by merger to SunTrust Bank), as a Lender

By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

AMENDMENT NO. 5 TO CREDIT AGREEMENT

(RPC, Inc.)

Signature Page

WELLS FARGO BANk, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Shannon Cunningham
Name:	Shannon Cunningham
Title:	Director

AMENDMENT NO. 5 TO CREDIT AGREEMENT

(RPC, Inc.)

Signature Page

SYNOVUS BANK, as a Lender

By:	/s/ Chandra Cockrell
Name:	Chandra Cockrell
Title:	Corporate Banker

AMENDMENT NO. 5 TO CREDIT AGREEMENT

(RPC, Inc.)

Signature Page

pnc bank, national association, as a Lender

By:	/s/ Kyle Helfrich
Name:	Kyle Helfrich
Title:	Vice President

AMENDMENT NO. 5 TO CREDIT AGREEMENT

(RPC, Inc.)

Signature Page

 SCHEDULE 2.01

(Amended with Amendment No. 5)

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$20,689,655.17	20.689655168%
Truist Bank	$34,482,758.62	34.482758624%
PNC Bank, National Association	$20,689,655.17	20.689655168%
Wells Fargo Bank, National Association	$13,793,103.46	13.793103456%
Synovus Bank	$10,344,827.58	10.344827584%
Total	$100,000,000.00	100.000000000%

Schedule 2.01 to Amendment No. 5 to Credit Agreement

EXHIBIT D

(Amended with Amendment No. 5)

form of COMPLIANCE CERTIFICATE

Financial Statement Date: __________,

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of August 31, 2010 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among RPC, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the Chief Financial Officer of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.     The Borrower has delivered the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.    The Borrower has delivered the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.     The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

3.     A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

Exhibit D to Amendment No. 5 to Credit Agreement

(Compliance Certificate)

[select one:]

[to the best knowledge of the undersigned, during such fiscal period the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.]

--or--

[to the best knowledge of the undersigned, during such fiscal period the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4.     The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of the Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in Section 5.04 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.     The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.

(Signature page follows)

Exhibit D to Amendment No. 5 to Credit Agreement

(Compliance Certificate)

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________, __________.

RPC, INC.

By:
Name:
Title:

Exhibit D to Amendment No. 5 to Credit Agreement

(Compliance Certificate)

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Section 7.15 (a) – Consolidated Leverage Ratio.

(Tested at any time during a Consolidated EBITDA < $50 Million Non-Test Period)

A.	Consolidated Total Debt at Statement Date: $

B.	Consolidated EBITDA for four consecutive fiscal quarters ending on above date (“Subject Period”):

1.	Consolidated Net Income for Subject Period:	$

2.	Consolidated Interest Expense for Subject Period:	$

3.	Income taxes expenses for Subject Period:	$

4.	Depreciation expenses for Subject Period:	$

5.	Amortization expenses for Subject Period:	$

6.	Other non-cash charges:	$

7.	Consolidated EBITDA (Lines I.B.1 + 2 + 3 + 4 + 5 + 6):	$

C.	Consolidated Leverage Ratio (Line I.A ÷ Line I.B.7):	__________ to 1

Maximum permitted:	2.5 to 1.0

II.	Section 7.15 (b) – Consolidated Debt Service Coverage Ratio.

(Tested at any time during a Consolidated EBITDA < $50 Million Non-Test Period)

A.	Consolidated EBITDA for Subject Period (Line I.B.7 above):	$

B.	All scheduled payments of principal on funded Indebtedness of the Borrower and its Subsidiaries permitted by Section 7.01(b) or Section 7.01(f) of the Credit Agreement paid or required to be paid during the Subject Period (other than payments in an amount in excess of 25% of the original amount of such Indebtedness which constitute the maturity balance of such Indebtedness):	$

C.	Consolidated Interest Expense for Subject Period:	$

D.	Consolidated Interest Coverage Ratio (Line II.A ÷ (Line II.B + Line II.C)):	__________ to 1

	Minimum required:	2.0 to 1.0

Exhibit D to Amendment No. 5 to Credit Agreement

(Compliance Certificate)

III.	Section 7.15 (c) – Consolidated Tangible Net Worth.

(Tested at any time during a Consolidated EBITDA < $50 Million Test Period)

A.	Shareholders’ Equity of the Borrower and its Subsidiaries at Statement Date:	$

B.	Intangible Assets of the Borrower and its Subsidiaries at Statement Date:	$

C.	Consolidated Tangible Net Worth (Line III.A - Line III.B)):	$

Minimum required:	$400,000,000

Exhibit D to Amendment No. 5 to Credit Agreement

(Compliance Certificate)